UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Virtusa Corporation’s (the “Company”) annual meeting of shareholders was held on Wednesday, September 8, 2010 in Westborough Massachusetts. The matters voted on and the results of the vote were as follows:

1. The Company’s shareholders re-elected the following class III directors to each serve for a three year term or until a successor is elected or qualified or until his earlier resignation or removal.

DIRECTOR NOMINEE	FOR	WITHHELD	NON VOTES

Kris Canekeratne	20,352,079	175,330	1,610,138
Ronald T. Maheu	20,449,173	78,236	1,610,138

2. Our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

Number of Votes

FOR	AGAINST	ABSTAIN

22,113,750	7,232	16,565

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: September 14, 2010	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer
(Principal Financial and Accounting Officer)